Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-70870.


ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP
---------------------------------
San Francisco, California
September 24, 1998